Investor Presentation August 2013 Exhibit 99.1

DISCLAIMER

Safe Harbor Statement

This presentation contains “forward-looking statements” that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree.

Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the heading “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company’s prospectus relating to its initial public offering of common stock as filed with the SEC on June 24 2013 and the Company’s Quarterly Report on Form 10-Q as filed with the SEC on August 7, 2013.

Note to Certain Operating and Financial Data

In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CapEx. These financial measures are not recognized measures under GAAP and are not intended to be, and should not be considered, in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation markets, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

2013 GOGO INC. AND SUBSIDIARIES GOGOAIR.COM | 2

2013 GOGO INC. AND SUBSIDIARIES GOGOAIR.COM | 3 2013 GOGO INC. AND SUBSIDIARIES GOGOAIR.COM | 3 BUSINESS OVERVIEW

2013 GOGO INC. AND SUBSIDIARIES GOGOAIR.COM | 4 WHY INVEST IN GOGO LARGE GROWTH OPPORTUNITY ATTRACTIVE ECONOMICS EXPERIENCE & SCALE PIONEER AND LEADER

2013 GOGO INC. AND SUBSIDIARIES GOGOAIR.COM | 5 GOGO TRANSFORMED THE FLYING EXPERIENCE FOREVER 2006-2008 2009-2013 BEFORE GOGO 40+ Million Sessions

2013 GOGO INC. AND SUBSIDIARIES
GOGOAIR.COM   |   6
•
~2,000 aircraft online
•
> 7,000 daily flights
•
~81% market share
•
2 international carriers
aircraft awards received
•
Global sales
organization established
•
Satellite and terminals
contracts secured
COMMERCIAL AVIATION
NORTH AMERICA
BUSINESS AVIATION
GLOBAL
•
~ 6,800 systems
operating
•
63% market share in
Narrowband
(1)
•
93% market share in
Broadband
(2)
GOGO LEADERSHIP SPANS ALL MARKET SEGMENTS
(1) Business Aviation Iridium market share, based on management estimates.
(2) Business Aviation ATG market share, based on management estimates.
COMMERCIAL AVIATION
REST OF WORLD

2013 GOGO INC. AND SUBSIDIARIES
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OUR VERSATILE, PROPRIETARY PLATFORM
Gogo Vision
Gogo Signature
Services
Operations-Oriented
Communication
Services
Gogo Connectivity
& Gogo Biz
AIRCRAFT
OPERATORS
TRAVELERS,
AIRLINES & MEDIA
PARTNERS
TRAVELERS

2013 GOGO INC. AND SUBSIDIARIES
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WE PRIDE OURSELVES ON ENDURING PARTNERSHIPS
INTERNATIONAL
NORTH AMERICA
Doug Parker, Chairman and
CEO, US Airways Group, Inc.
Subsidiary of
“We have a lot of anecdotal
evidence, including ourselves,
of people switching airlines because
of whether or not there’s Wi-Fi on
the airplane.”

2013 GOGO INC. AND SUBSIDIARIES
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WE PRIDE OURSELVES ON ENDURING PARTNERSHIPS WE PRIDE OURSELVES ON ENDURING PARTNERSHIPS
ORIGINAL EQUIPMENT MANUFACTURERS
FRACTIONAL JET OPERATORS
Alex Wilcox, CEO, JetSuite
“We know people will
pay more for Wi-Fi
equipped airplanes.”

2013 GOGO INC. AND SUBSIDIARIES
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MORE PLANES, MORE SESSIONS, MORE CA REVENUE
692
1,811
2009 2012
AIRCRAFT ONLINE
REVENUE ($MM)
38%
CAGR
132%
CAGR
*Mid point of 2013 guidance
2
13
2009 2012
SESSIONS (MM)
91%
CAGR

2013 GOGO INC. AND SUBSIDIARIES
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HIGH-GROWTH, HIGH-MARGIN SERVICE REVENUE ANNUITY IN BA
49
1,455
2009 2012
139
687
2009 2012
ATG AIRCRAFT ONLINE
ATG UNITS SHIPPED
210%
CAGR
70%
CAGR
REVENUE ($MM)
*Mid point of 2013 guidance
56%
CAGR
2009
2012
2013*
$26
$98
$118

2013 GOGO INC. AND SUBSIDIARIES
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ATTACKING A LARGE AND EXPANDING GLOBAL OPPORTUNITY
Sources:
(1) Derived from Boeing Current Market Outlook 2011 – 2031, excludes: cargo aircraft, RJs < than 50 seats. Wide-body aircraft is included as part of Rest of World market;
(2) JetNet iQ Report Q4 2012, excludes turboprop aircraft.
North America Rest of World
12,000
16,000
7,000
11,000
19,000
27,000
2012 2022F
4,000
6,000
13,000
30,000
17,000
36,000
2011 2031F
2.1x 1.4x
COMMERCIAL AIRCRAFT
(1)
BUSINESS AIRCRAFT
(2)

2013 GOGO INC. AND SUBSIDIARIES
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OUR 5X5 STRATEGY
Today
Tomorrow
INCREASE
AIRCRAFT
INCREASE
REVENUE PER
AIRCRAFT
Long-term goal
North America
Global
Business Passengers
All Passengers
Media Partners
Aircraft Operators
In-Flight Connectivity
In-Flight Connectivity
Gogo Vision
Gogo Text Messaging
Gogo Signature Services
Gogo Operations-Oriented
Communications Services
5x
5x

2013 GOGO INC. AND SUBSIDIARIES
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GOGO IS THE ONLY MULTI-TECHNOLOGY PLATFORM
9.8 Mbps
3.1 Mbps
Peak
Data Rates
2006-2011 2012 2013 2014 2015 2016 2017
Next Generation
Technology
40 Mbps to
50 Mbps
ATG
EvDO
Rev A
ATG-4
EvDO
Rev B
Ku-Band
Hybrid
Solutions
Global Xpress
Ka-Band
GOGO TODAY
GOGO TODAY

2013 GOGO INC. AND SUBSIDIARIES GOGOAIR.COM | 15 HOW WE WIN INTERNATIONALLY MULTIPLE TECHNOLOGY SOLUTIONS TURNKEY SERVICE MODEL SCALE TRACK RECORD OF SUCCESS

2013 GOGO INC. AND SUBSIDIARIES GOGOAIR.COM | 16 2013 GOGO INC. AND SUBSIDIARIES GOGOAIR.COM | 16 FINANCIAL REVIEW

SURGING REVENUE DRIVES PROFITABILITY

\REVENUE ($MM)

$310

85% CAGR

$234

$37

2009 2010 2011 2012 2013*

*Mid point of 2013 guidance

ADJUSTED EBITDA ($MM)

$23 $22

$14 $15

$9 $7

($1)

International Investment (CA-ROW Segment

($45) Loss)

($89)

2009 2010 2011 2012 1H13

2013 GOGO INC. AND SUBSIDIARIES GOGOAIR.COM | 17

2013 GOGO INC. AND SUBSIDIARIES GOGOAIR.COM | 18 CA-NA AND BA SEGMENT PROFIT ($MM) CA-NA AND BA REVENUE ($MM) +55% Service Revenue STRONG GROWTH IN NORTH AMERICA BUSINESS SECOND QUARTER $57 $79 +82%

2013 GOGO INC. AND SUBSIDIARIES
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HISTORICAL DATA ILLUSTRATES CA’s MOMENTUM
692
1,056
1,345
1,811
2009 2010 2011 2012
$0.15
$0.32
$0.43
$0.53
2009 2010 2011 2012
$11
$49
$86
$134
2009 2010 2011 2012
132% CAGR
REVENUE ($MM)
38%
CAGR
AIRCRAFT ONLINE
60
153
192
250
2009 2010 2011 2012
Sessions
(MM):
1.9 7.2 9.0
13.3
61% CAGR
52%
CAGR
GPO (MM)
ARPP ($)

2013 GOGO INC. AND SUBSIDIARIES GOGOAIR.COM | 20 STRONG GROWTH IN REVENUE PER AIRCRAFT($ ‘000) +3.4x

2013 GOGO INC. AND SUBSIDIARIES
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BUSINESS AVIATION IS A VALUABLE ASSET
$3
$12
$25
$36
2009 2010 2011 2012
ATG AIRCRAFT ONLINE
SEGMENT PROFIT EXPANDS ($MM)
129% CAGR
24%
22%
28%
35%
2009 2010 2011 2012
% OF RECURRING SERVICE
REVENUE GROWS
(1)
(1) Recurring revenue defined as BA Service Revenue.
SERVICE REVENUE ($MM)
76% CAGR

2013 GOGO INC. AND SUBSIDIARIES
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ENGINEERING, DESIGN AND
DEVELOPMENT ($MM)
GENERAL & ADMINISTRATIVE
($MM)
AS % OF REVENUE
AS % OF REVENUE
INVESTING FOR A DECADE+ OF GROWTH
REVENUE ($MM)
$37
$95
$160
$234
2009 2010 2011 2012
85% CAGR

EVOLVING CAPEX MODEL

CAPITAL EXPENDITURES ($MM)

$77 $77 $79 $58

$40 $43

$30 $31

2009 2010 2011 2012

Gross CapEx Cash CapEx

N E T W O R K

I N S T A L L

TRANSITION

GOGO BUILDS

GOGO RENTS

GOGO PAYS

AIRLINE PAYS

2013 GOGO INC. AND SUBSIDIARIES GOGOAIR.COM | 23

2013 GOGO INC. AND SUBSIDIARIES GOGOAIR.COM | 24 WHY INVEST IN GOGO LARGE GROWTH OPPORTUNITY ATTRACTIVE ECONOMICS EXPERIENCE & SCALE PIONEER AND LEADER

2013 GOGO INC. AND SUBSIDIARIES GOGOAIR.COM | 25 2013 GOGO INC. AND SUBSIDIARIES GOGOAIR.COM | 25 APPENDIX

2013 GOGO INC. AND SUBSIDIARIES
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RECONCILIATION OF ADJUSTED EBITDA ($MM)
2009 2010 2011 2012 Q1 2013 Q2 2013 1H2013
Net Income
(142) (140) (18) (96) (32) (73) (105)
Interest Income
(0) (0) (0) (0) (0) (0) (0)
Interest Expense
30 – 1 9  4 10 14
Income Tax Provision
– 3  1  1  1 1 1
Depreciation & Amortization
22 31  33  37  14 14 28
EBITDA
(91) (106) 16 (49) (14) (48) (63)
Fair Value Derivative Adjustments
– 33 (59)  (10)  – 36 36
Class A and Class B Senior Convertible
Preferred Stock Return
– 18  31  52 15 14 29
Accretion of Preferred Stock
– 9  10  10  3 3 5
Stock-based Compensation Expense
1 2 2 4 1 1 2
Loss on Extinguishment of Debt
2 – – – – – –
Write Off of Deferred Equity Financing Costs
– – – 5 – – –
Amortization of Deferred Airborne Lease
Incentives
– (1) (2) (4) (2) (2) (3)
Adjusted EBITDA
(89) (45) (1) 9  3 4 7
Minor differences exist due to rounding.

2013 GOGO INC. AND SUBSIDIARIES
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RECONCILIATION OF CASH CAPEX ($MM)
2009 2010 2011 2012 Q1 2013 Q2 2013 1H 2013
Purchases of Property and
Equipment
(69) (33) (33) (67) (29) (29) (59)
Acquisition of Intangible Assets
(Capitalized Software)
(8) (7) (10) (12) (4) (3) (7)
Gross CapEx (77) (40) (43) (79) (33) (33) (66)
Change in Deferred Airborne
Lease Incentives
– 9 11 18 5 2 7
Amortization of Deferred
Airborne Lease Incentives
– 1 1 4 2 2 3
Cash CapEx (77) (30) (31) (58) (27) (29) (56)
Minor differences exist due to rounding.